Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Rite Aid Corporation (the ‘‘Company’’) for the quarterly period ended November 26, 2005 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), Mary F. Sammons, as Chief Executive Officer of the Company, and Kevin Twomey as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of her/his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mary F. Sammons
Name: Mary F. Sammons
Title: Chief Executive Officer
Date: December 22, 2005

/s/ Kevin Twomey
Name: Kevin Twomey
Title: Chief Financial Officer
Date: December 22, 2005